Exhibit 10.131

Execution Copy

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (as amended, supplemented or modified from time to time, this “Agreement”), dated as of March 10, 2017, is made and entered into by and among Mack-Cali Realty Corporation, a Maryland corporation (“MCRC”), Mack-Cali Realty, L.P., a Delaware limited partnership (“MCRLP”), Mack-Cali Property Trust, a Maryland real estate investment trust (“MCPT”, and together with MCRC and MCRLP, the “MCRC Parties”), Roseland Residential, L.P., a Delaware limited partnership (the “Partnership”), Roseland Residential Trust, a Maryland real estate investment trust (the “General Partner”), Roseland Residential Holding L.L.C., a Delaware limited liability company (the “Limited Partner”, and together with the General Partner and the Partnership, the “Partnership Parties”), and each of the Persons set forth on the signature pages hereto (each, a “Holder,” and collectively, the “Holders”).

RECITALS

A.                                    The MCRC Parties, the Partnership Parties, RPIIA-RLA, L.L.C., a Delaware limited liability company (“RP Investor I”) and RPIIA-RLB, L.L.C., a Delaware limited liability company (“RP Investor II”, and together with RP Investor I, the “Investors”) have entered into a Preferred Equity Investment Agreement, dated as February 27, 2017 (the “Investment Agreement”), pursuant to which the Investors are acquiring units of the Partnership’s preferred units (the “Preferred Units”).

B.                                    The terms and conditions by which the Partnership was originally governed are set forth in that certain Amended and Restated Agreement of Limited Partnership, dated as of December 22, 2015 (the “Original LP Agreement”).

C.                                    Concurrently with the execution of the Investment Agreement, the Investors, the General Partner amended and restated the Original LP Agreement (the “Second Amended and Restated LP Agreement”).

D.                                    Under certain circumstances as provided in the Second Amended and Restated LP Agreement, the Investors may be entitled to receive Common Units (as defined herein) of the Partnership (“Common Units”), or other securities issuable upon exchange, conversion or redemption therefor.

E.                                     In connection with the execution and delivery of the Investment Agreement, the Second Amended and Restated LP Agreement, the Ancillary Agreements (as defined in the Investment Agreement) and the consummation of the transactions contemplated thereby, the Partnership Parties have agreed to grant the Holders, who shall also initially be the Investors, certain registration rights as set forth below.

AGREEMENT

In consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the parties agree as follows:

ARTICLE I
DEFINITIONS

Section 1.1                                    Certain Definitions.  As used in this Agreement, capitalized terms not otherwise defined herein shall have the meanings ascribed to them below:

“Additional Registrable Securities” shall have the meaning set forth in Section 2.3(c)(i).

“Affiliate” means, with respect to a specified Person, a Person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, such specified Person; provided that an Affiliate shall not include any portfolio company of any Person; provided, further that (i) the Partnership Parties, the MCRC Parties or any of their respective other Affiliates shall not be considered Affiliates of any Investor or of any of such Investors’ Affiliates and (ii) no Investor or any of its Affiliates shall be considered an Affiliate of the Partnership Parties or the MCRC Parties.

“Business Day” means any day that is not a Saturday, a Sunday or other day on which banks are required or authorized by law to be closed in The City of New York.

“Common Units” means (a) the common units of the Partnership and (b) any other securities into which or for which any of the securities described in clause (a) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, consolidation, sale of assets or similar transaction, and following the closing date of an IPO, any class of units or other equity securities issued by the Partnership or the General Partner or any direct or indirect parent entity thereof (other than MCRC or MCRLP) to the public.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“FINRA” means the Financial Industry Regulatory Authority, Inc.

“Holder” or “Holders” means any Holder as set forth on the signature pages hereto and any other Person who shall acquire and hold Registrable Securities in accordance with the terms of this Agreement.

“IPO” means any initial offering of Common Units pursuant to an effective Registration Statement filed under the Securities Act.

“Issuer Free Writing Prospectus” means an issuer free writing prospectus, as defined in Rule 433 under the Securities Act, relating to an offer of Registrable Securities.

“Long-Form Registration Statement” shall have the meaning set forth in Section 2.1(a)(i).

“Majority Participating Holders” means Participating Holders holding more than 50% of the Registrable Securities proposed to be included in any offering of Registrable Securities by such Participating Holders pursuant to Section 2.1 or Section 2.2.

“Person” means any individual, corporation, partnership, limited liability company, limited liability partnership, syndicate, person, trust, association, organization or other entity or any governmental or regulatory body or other agency or authority or political subdivision thereof, including any successor, by merger or otherwise, of any of the foregoing.

“Piggyback Units” shall have the meaning set forth in Section 2.3(a)(ii).

“Preferred Units” means the preferred units of the Partnership issued pursuant to the Investment Agreement (as defined in the Recitals).

“Prospectus”  means the prospectus or prospectuses included in any Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance on Rule 430A under the Securities Act or any successor rule thereto), as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus or prospectuses.

“Registrable Securities” means (a) the Common Units, if any, issued or issuable, directly or indirectly, in exchange for, upon redemption of or otherwise with respect to the Preferred Units (including as a result of combinations, recapitalizations, mergers, consolidations, reorganizations or similar transactions) and (b) any shares or other securities of an Issuer issued as a dividend or distribution on, in exchange for, upon redemption of or otherwise in respect of, any Common Units referred to in clause (a).   For the avoidance of doubt, “Registrable Securities” shall also include all and any Common Units issued to the Holders pursuant to Sections 2(b)(iii) and 2(b)(iv) of that certain Second Amended and Restated LP Agreement. Any particular Registrable Securities shall cease to be Registrable Securities when (A) a registration statement with respect to the sale of such securities shall have been declared effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (B) such securities are able to be to be freely resold by the Holder thereof to the public pursuant to Rule 144 (or any successor provision) under the Securities Act without restriction or limitation of any kind (including without any information requirements or volume or manner of sale limitations or restrictions), or (C) such securities shall cease to be outstanding.

“Registration Expenses” means all fees and expenses incurred in connection with the MCRC Parties’ and the Partnership Parties’ performance of or compliance with the provisions of Article II, including:  (i) all registration, listing, qualification and filing fees (including FINRA filing fees); (ii) fees and expenses of compliance with state securities or “blue sky” laws (including counsel fees in connection with the preparation of a blue sky and legal investment survey and FINRA filings); (iii) printing and copying expenses; (iv) messenger and delivery expenses; (v) expenses incurred in connection with any road show; (vi) fees and disbursements of counsel for the MCRC Parties and the Partnership Parties, respectively; (vii) with respect to each registration, the fees and disbursements of one counsel for the selling Holder(s) selected by the Majority Participating Holders; (viii) fees and disbursements of independent public accountants, including the expenses of any audit or “cold comfort” letter, and fees and expenses of other persons, including special experts, retained by the Partnership Parties;

(ix) underwriter fees, excluding discounts and commissions, and any other expenses which are customarily borne by the issuer or seller of securities in a public equity offering; and (x) all internal expenses of the MCRC Parties and the Partnership Parties (including all salaries and expenses of officers and employees performing legal or accounting duties).

“Registration Statement” means any registration statement of the Partnership, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Shelf Registration Statement” shall have the meaning set forth in Section 2.1(c).

“Shelf Notice” shall have the meaning set forth in Section 2.1(c).

“Short-Form Registration Statement” shall have the meaning set forth in Section 2.1(a)(i).

ARTICLE II

REGISTRATION RIGHTS

Section 2.1                                    Demand Registrations.

(a)                                 (i)                                           Subject to Section 2.1(d), at any time beginning 180 days after the first date on which the Partnership, the General Partner or any other Alternative IPO Entity (as defined in Section 4.11) (each an “Issuer”) shall have effected the registration under the Securities Act of any Registrable Securities, one or more Holders shall have the right to require the Issuer to file a registration statement on Form S-1 or Form S-11, as applicable, or any successor forms thereto (each, a “Long-Form Registration”) or on Form S-3 or any successor form thereto (each, a “Short-Form Registration” and together with the Long-Form Registrations, the “Demand Registrations”) under the Securities Act covering all or a portion of the then outstanding Registrable Securities beneficially owned by the Holders, by delivering a written request therefor to the Issuer specifying the number of Registrable Securities to be included in such registration by such Holders and the intended method of distribution thereof.  All such requests by any Holder pursuant to this Section 2.1(a)(i) are referred to as “Demand Registration Requests,” and the Holders making such demand for registration are referred to as the “Initiating Holders.”  As promptly as practicable, but no later than 10 days after receipt of a Demand Registration Request, the Issuer shall give written notice (a “Demand Exercise Notice”) of such Demand Registration Request to all other Holders.

(ii)                                  The Issuer, subject to Sections 2.3 and 2.6, shall include in a Demand Registration (A) the Registrable Securities of the Initiating Holders and (B) the Registrable Securities of any other Holder of Registrable Securities that shall have validly made a written request to the Partnership Parties within the time limits specified below for inclusion in such registration (together with the Initiating Holders, the “Participating Holders”).  Any such request from the other Holders must be delivered to the Issuer within 15 days after the receipt of the Demand Exercise Notice and must specify the maximum number of Registrable Securities intended to be disposed of by such other Holders.

(iii)                               The Issuer, as expeditiously as possible but subject to Section 2.1(d), shall use their commercially reasonable efforts to file a Registration Statement, and cause such Registration Statement to be declared effective after the filing thereof under the Securities Act, covering all of the Registrable Securities that the Holders have requested to register for distribution in accordance with such intended method of distribution.

(b)                                 Registrations under this Section 2.1 shall be on such appropriate registration form of the SEC for the disposition of such Registrable Securities in accordance with the intended method of disposition thereof, which form shall be selected by the Issuer and shall be reasonably acceptable to the Majority Participating Holders.

(c)                                  Without limiting the foregoing, within ten Business Days after the Issuer becomes eligible to file a shelf registration statement that permits sales of Registrable Securities on a delayed or continuous basis pursuant to Rule 415 under the Securities Act (a “Shelf Registration Statement”), the Issuer shall give written notice (the “Shelf Notice”) to all Holders and shall include in such registration all Registrable Securities of the Holders. The Issuer shall as promptly as practicable, and in any event within twenty Business Days after the giving of the Shelf Notice, file with the SEC a Shelf Registration Statement with respect to such Registrable Securities to be included in accordance with the foregoing sentence and shall amend such Shelf Registration Statement at such times and as reasonably requested by Holders so as to permit the inclusion of any Registrable Securities therein. With respect to any Shelf Registration Statement covering Registrable Securities, the Issuer shall use their commercially reasonable efforts (if the Issuer is not eligible to use an automatic shelf registration statement as defined in Rule 405 under the Securities Act (an “automatic shelf registration statement”) to keep such Shelf Registration Statement continuously effective under the Securities Act in order to permit the prospectus forming a part thereof to be usable by the applicable Holder until the date as of which all Registrable Securities included in such Shelf Registration Statement either (1)  have been sold pursuant to the Shelf Registration Statement or another Registration Statement filed under the Securities Act (but in no event prior to the applicable period referred to in Section 4(a)(3) of the Securities Act and Rule 174 thereunder), or (2) cease to be Registrable Securities.

(d)                                 The Demand Registration rights granted in Section 2.1(a) to the Holders are subject to the following limitations:

(i)                                     the Issuer shall not be required to cause a registration pursuant to Section 2.1(a) to be filed within 90 days or to be declared effective within a period of 180 days after the effective date of any other registration statement of the Issuer filed pursuant to the Securities Act;

(ii)                                  if in the opinion of outside counsel to the Issuer, any registration of Registrable Securities would require disclosure of information not otherwise then required by law to be publicly disclosed and, in the good faith judgment of the board of directors of the

Issuer, such disclosure is reasonably likely to adversely affect any material financing, acquisition, corporate reorganization or merger or other material transaction or event involving the Issuer or otherwise have a material adverse effect on the Issuer (a “Valid Business Reason”), the Issuer may postpone or withdraw a filing of a registration statement relating to a Demand Registration Request until such Valid Business Reason no longer exists, but in no event shall the Issuer avail itself of such right for more than 90 days, in the aggregate, in any period of 365 consecutive days (such period of postponement or withdrawal under this clause (ii), the “Postponement Period”); and the Issuer shall give notice of its determination to postpone or withdraw a registration statement and of the fact that the Valid Business Reason for such postponement or withdrawal no longer exists, in each case, promptly after the occurrence thereof; and

(iii)                               In connection with the provisions of this Section 2, the Holders shall have three Demand Registration Requests, in each case with respect to Long-Form Registrations which they are permitted to deliver (or cause to be delivered) to the Issuer hereunder. The Holders shall have an unlimited number of Demand Registration Requests with respect to Short-Form Registrations which they are permitted to deliver (or cause to be delivered) to the Issuer hereunder.

If the Issuer shall give any notice of postponement or withdrawal of any registration statement pursuant to clause (ii) above, the Issuer shall not register any equity security of the Issuer during the period of postponement or withdrawal.  Each Holder of Registrable Securities agrees that, upon receipt of any notice from the Issuer that the Issuer has determined to withdraw any registration statement pursuant to clause (ii) above, such Holder will discontinue its disposition of Registrable Securities pursuant to such registration statement.  If the Issuer shall have withdrawn or prematurely terminated a registration statement filed under Section 2.1(a)(i), the Issuer shall not be considered to have effected an effective registration for the purposes of this Agreement until the Issuer shall have filed a new registration statement covering the Registrable Securities covered by the withdrawn registration statement and such registration statement shall have been declared effective and shall not have been withdrawn.  If the Issuer shall give any notice of withdrawal or postponement of a registration statement, at such time as the Valid Business Reason that caused such withdrawal or postponement no longer exists (but in no event more than 90 days after the date of the postponement or withdrawal), the Issuer shall use its commercially reasonable efforts to effect the registration under the Securities Act of the Registrable Securities covered by the withdrawn or postponed registration statement in accordance with this Section 2.1.

(e)                                  The Issuer, subject to Sections 2.3 and 2.6, may elect to include in any registration statement and offering made pursuant to Section 2.1(a)(i), (i) authorized but unissued Common Units of the Partnership and (ii) any other Common Units that are requested to be included in such registration pursuant to the exercise of piggyback rights granted by the Issuer that are not inconsistent with the rights granted in, or otherwise conflict with the terms of, this Agreement (“Additional Piggyback Rights”); provided, however, that such inclusion shall be permitted only to the extent pursuant to and subject to the terms of the underwriting agreement or arrangements, if any, entered into by the Participating Holders.

(f)                                   A Holder may withdraw its Registrable Securities from a Demand Registration at any time.  If all such Holders do so, the Issuer shall cease all efforts to secure registration and such registration nonetheless shall be deemed a Demand Registration for purposes of this Section 2.1 unless (i) the withdrawal is made following withdrawal or postponement of such registration by the Issuer pursuant to a Valid Business Reason as contemplated by Section 2.1(d), (ii) the withdrawal is based on the reasonable determination of the Holders who requested such registration that there has been, since the date of the Demand Registration Request, a material adverse change in the business or prospects of the Issuer or (iii) the Holders who requested such registration shall have paid or reimbursed the Issuer for all of the reasonable out-of-pocket fees and expenses incurred by the Issuer in connection with the withdrawn registration.

(g)                                  A Demand Registration shall not be deemed to have been effected and shall not count as such (i) unless a registration statement with respect thereto has become effective and has remained effective for a period of at least 180 days or such shorter period during which all Registrable Securities covered by such Registration Statement either (x) have been sold or withdrawn, (y) cease to be Registrable Securities or, (z) if such Registration Statement relates to an underwritten offering, such longer period as, in the opinion of counsel for the underwriter(s), is required by law for delivery of a prospectus in connection with the sale of Registrable Securities by an underwriter or dealer, (ii) if, after the registration statement with respect thereto has become effective, it becomes subject to any stop order, injunction or other order or requirement of the SEC or other governmental agency or court for any reason, (iii) if it is withdrawn by the Issuer pursuant to a Valid Business Reason as contemplated by Section 2.1(d) or (iv) if the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such Demand Registration are not satisfied, other than solely by reason of some act or omission of the Participating Holders.

(h)                                 In connection with any Demand Registration, the Majority Participating Holders may designate the lead managing underwriter in connection with such registration and each other managing underwriter for such registration, provided, that, in each case, each such underwriter is reasonably satisfactory to the Issuer.  Notwithstanding the foregoing, the Issuer will have the right to designate the underwriters in connection with any registration of equity securities to be sold for the account of any Issuer.

Section 2.2                                    Piggyback Registrations.

(a)                                 If, at any time, the Issuer proposes or is required to register any Registrable Securities under the Securities Act (other than pursuant to (i) registrations on such form or similar forms solely for registration of securities in connection with an employee benefit plan or dividend reinvestment plan; (ii) a Demand Registration under Section 2.1; or (iii) in connection with registrations relating to an IPO (other than a Registration Statement on Form S-4, Form S-8 or any successor forms thereto), (x) if the equity securities so registered or proposed to be registered in such IPO are solely on account of the Issuer and do not include equity securities of any other party and (y) none of the proceeds from any such IPO will be paid (including by dividend, distribution, loan repayment or otherwise) to any MCRC Party or any of its Affiliates other than the Issuer or any of its wholly-owned subsidiaries (any such IPO, a “Non-Piggyback IPO”)) on a registration statement on Form S-1 or Form S-11 or Form S-3, as applicable, or an equivalent general registration form then in effect, as applicable, whether or not for its own account (except as otherwise provided herein) (a “Piggyback Registration”), the Issuer shall give prompt written notice of their intention to do so to each Holder of record of Registrable Securities.  Upon the written request of any such Holder, made within 15 days following the receipt of any such written notice (which request shall specify the maximum number of Registrable Securities intended to be disposed of by such Holder and the intended method of distribution thereof), the Issuer, subject to Sections 2.2(b), 2.3 and 2.6, shall use commercially reasonable efforts to cause all such Registrable Securities to be included in the registration statement with the securities that the Issuer at the time proposes to register to permit the sale or other disposition by the Holders in accordance with the intended method of distribution thereof of the Registrable Securities to be so registered.  No registration of Registrable Securities effected under this Section 2.2(a) shall relieve the Issuer of its obligations to effect Demand Registrations under Section 2.1.

(b)                                 If, at any time after giving written notice of the Issuer’s intention to register any equity securities and prior to the effective date of the registration statement filed in connection with such registration, the Issuer shall determine for any reason not to register or to delay registration of such equity securities, the Issuer will give written notice of such determination to each Holder of record of Registrable Securities and (i) in the case of a determination not to register, shall be relieved of their obligation to register any Registrable Securities in connection with such abandoned registration, without prejudice, however, to the rights of Holders under Section 2.1 and (ii) in the case of a determination to delay such registration of their equity securities, shall be permitted to delay the registration of such Registrable Securities for the same period as the delay in registering such other equity securities.

(c)                                  Any Holder shall have the right to withdraw its request for inclusion of its Registrable Securities in any registration statement pursuant to this Section 2.2 by giving written notice to the Issuer of its request to withdraw.  Such request must be made in writing prior to the earlier of the execution of the underwriting agreement or the execution of the custody agreement with respect to such registration.  Such withdrawal shall be irrevocable and, after making such withdrawal, a Holder shall no longer have any right to include Registrable Securities in the registration as to which such withdrawal was made.

Section 2.3                                    Priority in Registrations.

(a)                                 If any requested registration made pursuant to Section 2.1 involves an underwritten offering and the lead managing underwriter of such offering (the “Manager”) shall advise the Issuer that, in its view, the number of securities requested to be included in such registration by the Holders of Registrable Securities or any other persons, including those Registrable Securities requested by the Issuer to be included in such registration, exceeds the largest number (the “Section 2.3(a) Sale Number”) that can be sold in an orderly manner in such offering within a price range acceptable to the Majority Participating Holders, the Issuer shall use commercially reasonable efforts to include in such registration:

(i)                                     first, all Registrable Securities requested to be included in such registration by the Holders thereof; provided, however, that, if the number of such Registrable Securities exceeds the Section 2.3(a) Sale Number, the number of such Registrable Securities

(not to exceed the Section 2.3(a) Sale Number) to be included in such registration shall be allocated on a pro rata basis among all Holders requesting that Registrable Securities be included in such registration, based on the number of Registrable Securities then owned by each such Holder requesting inclusion in relation to the number of Registrable Securities owned by all Holders requesting inclusion;

(ii)                                  second, to the extent that the number of securities to be included pursuant to clause (i) of this Section 2.3(a) is less than the Section 2.3(a) Sale Number, the remaining units to be included in such registration shall be allocated on a pro rata basis among all Holders requesting that securities be included in such registration pursuant to the exercise of Additional Piggyback Rights (“Piggyback Units”), based on the aggregate number of Piggyback Units then owned by each Holder requesting inclusion in relation to the aggregate number of Piggyback Units owned by all Holders requesting inclusion, up to the Section 2.3(a) Sale Number; and

(iii)                               third, to the extent that the number of securities to be included pursuant to clauses (i) and (ii) of this Section 2.3(a) is less than the Section 2.3(a) Sale Number, any securities that the Issuer proposes to register, up to the Section 2.3(a) Sale Number.

If, as a result of the proration provisions of this Section 2.3(a), any Holder shall not be entitled to include all Registrable Securities in a registration that such Holder has requested be included, such Holder may elect to withdraw its request to include Registrable Securities in such registration or may reduce the number requested to be included; provided, however, that (A) such request must be made in writing prior to the earlier of the execution of the underwriting agreement or the execution of the custody agreement with respect to such registration and (B) such withdrawal shall be irrevocable and, after making such withdrawal, such Holder shall no longer have any right to include Registrable Securities in the registration as to which such withdrawal was made.

(b)                                 If any registration pursuant to Section 2.2 involves an underwritten offering that was proposed by the Issuer and the Manager shall advise the Issuer that, in its view, the number of securities requested to be included in such registration exceeds the number (the “Section 2.3(b) Sale Number”) that can be sold in an orderly manner in such registration within a price range acceptable to the Issuer, the Issuer shall include in such registration:

(i)                                     first, all Registrable Securities that the Issuer proposes to register, or in the event of an IPO other than a Non-Piggyback IPO, the units to be allocated in such registration shall be allocated on a pro rata basis among the Issuer, if any, and all holders requesting that Registrable Securities or Piggyback Units be included in such registration pursuant to the exercise of piggyback rights pursuant to Section 2.2 of this Agreement or Additional Piggyback Rights, based on the aggregate number of Registrable Securities and Piggyback Units then owned by each holder requesting inclusion in relation to the aggregate number of Registrable Securities and Piggyback Units owned by all holders requesting inclusion and by the Issuer, up to the Section 2.3(b) Sale Number; and

(ii)                                  second, to the extent that the number of securities to be included pursuant to clause (i) of this Section 2.3(b) is less than the Section 2.3(b) Sale Number, the remaining units to be included in such registration shall be allocated on a pro rata basis among all holders requesting that Registrable Securities or Piggyback Units be included in such registration pursuant to the exercise of piggyback rights pursuant to Section 2.2 of this Agreement or Additional Piggyback Rights, based on the aggregate number of Registrable Securities and Piggyback Units then owned by each holder requesting inclusion in relation to the aggregate number of Registrable Securities and Piggyback Units owned by all holders requesting inclusion, up to the Section 2.3(b) Sale Number.

(c)                                  If any registration pursuant to Section 2.2 involves an underwritten offering that was proposed by Holders of securities of the Issuer that have the right to require such registration pursuant to an agreement entered into by the Issuer in accordance with Section 3.4 (“Additional Demand Rights”) and the Manager shall advise the Issuer that, in its view, the number of securities requested to be included in such registration exceeds the number (the “Section 2.3(c) Sale Number”) that can be sold in an orderly manner in such registration within a price range acceptable to the Issuer, the Issuer shall include in such registration:

(i)                                     first, all securities requested to be included in such registration by the holders of Additional Demand Rights (“Additional Registrable Securities”); provided, however, that, if the number of such Additional Registrable Securities exceeds the Section 2.3(c) Sale Number, the number of such Additional Registrable Securities (not to exceed the Section 2.3(c) Sale Number) to be included in such registration shall be allocated on a pro rata basis among all holders of Additional Registrable Securities requesting that Additional Registrable Securities be included in such registration, based on the number of Additional Registrable Securities then owned by each such holder requesting inclusion in relation to the number of Additional Registrable Securities owned by all of such holders requesting inclusion;

(ii)                                  second, to the extent that the number of securities to be included pursuant to clause (i) of this Section 2.3(c) is less than the Section 2.3(c) Sale Number, any Preferred Units that the Issuer proposes to register for its own account, up to the Section 2.3(c) Sale Number; and

(iii)                               third, to the extent that the number of securities to be included pursuant to clauses (i) and (ii) of this Section 2.3(c) is less than the Section 2.3(c) Sale Number, the remaining units to be included in such registration shall be allocated on a pro rata basis among all holders requesting that Registrable Securities or Piggyback Units be included in such registration pursuant to the exercise of piggyback rights pursuant to Section 2.2 or Additional Piggyback Rights, based on the aggregate number of Registrable Securities and Piggyback Units then owned by each holder requesting inclusion in relation to the aggregate number of Registrable Securities and Piggyback Units owned by all holders requesting inclusion, up to the Section 2.3(c) Sale Number.

Section 2.4                                    Registration Procedures.  Whenever the Issuer is required by the provisions of this Agreement to use commercially reasonable efforts to effect or cause the registration of any Registrable Securities under the Securities Act as provided in this Agreement, the Issuer as expeditiously as possible:

(a)                                 shall prepare and file with the SEC the requisite registration statement, which shall comply as to form in all material respects with the requirements of the applicable form and shall include all financial statements required by the SEC to be filed therewith, and use commercially reasonable efforts to cause such registration statement to become and remain effective (provided, however, that before filing a registration statement or prospectus or any amendments or supplements thereto, or comparable statements under securities or blue sky laws of any jurisdiction, or any Issuer Free Writing Prospectus related thereto, the Issuer will furnish to one counsel for the Holders participating in the planned offering (selected by the Majority Participating Holders) and the lead managing underwriter, if any, copies of all such documents proposed to be filed (including all exhibits thereto), which documents will be subject to the reasonable review and reasonable comment of such counsel, and the Issuer shall not file any registration statement or amendment thereto, any prospectus or supplement thereto or any Issuer Free Writing Prospectus related thereto to which the holders of a majority of the Registrable Securities covered by such registration statement or the underwriters, if any, shall reasonably object);

(b)                                 shall prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for such period as any seller of Registrable Securities pursuant to such registration statement shall request and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all Registrable Securities covered by such registration statement in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement;

(c)                                  shall furnish, without charge, to each seller of such Registrable Securities and each underwriter, if any, of the securities covered by such registration statement such number of copies of such registration statement, each amendment thereto, the prospectus included in such registration statement, each preliminary prospectus and each Issuer Free Writing Prospectus utilized in connection therewith, all in conformity with the requirements of the Securities Act, and such other documents as such seller and underwriter reasonably may request in order to facilitate the public sale or other disposition of the Registrable Securities owned by such seller, and shall consent to the use in accordance with all applicable law of each such registration statement, each amendment thereto, each such prospectus, preliminary prospectus or Issuer Free Writing Prospectus by each such seller of Registrable Securities and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such registration statement or prospectus;

(d)                                 shall use commercially reasonable efforts to register or qualify the Registrable Securities covered by such registration statement under such other securities or “blue sky” laws of such jurisdictions as any sellers of Registrable Securities or any managing underwriter, if any, reasonably shall request, and do any and all other acts and things that may be reasonably necessary or advisable to enable such sellers or underwriter, if any, to consummate the disposition of the Registrable Securities in such jurisdictions, except that in no event shall any Issuer be required to qualify to do business as a foreign corporation in any jurisdiction where, but for the requirements of this Section 2.4(d), it would not be required to be so qualified, to subject itself to taxation in any such jurisdiction or to consent to general service of process in any such jurisdiction;

(e)                                  shall promptly notify each Holder selling Registrable Securities covered by such registration statement and each managing underwriter, if any:

(i)                                     when the registration statement, any pre-effective amendment, the prospectus or any prospectus supplement related thereto, any post-effective amendment to the registration statement or any Issuer Free Writing Prospectus has been filed and, with respect to the registration statement or any post-effective amendment, when the same has become effective;

(ii)                                  of any request by the SEC or state securities authority for amendments or supplements to the registration statement or the prospectus related thereto or for additional information;

(iii)                               of the issuance by the SEC of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose;

(iv)                              of the receipt by the Issuer of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the securities or blue sky laws of any jurisdiction or the initiation of any proceeding for such purpose;

(v)                                 of the existence of any fact of which the Issuer becomes aware which results in the registration statement, the prospectus related thereto, any document incorporated therein by reference, any Issuer Free Writing Prospectus or the information conveyed to any purchaser at the time of sale to such purchaser containing an untrue statement of a material fact or omitting to state a material fact required to be stated therein or necessary to make any statement therein not misleading; and

(vi)                              if at any time the representations and warranties contemplated by any underwriting agreement, securities sale agreement, or other similar agreement, relating to the offering shall cease to be true and correct in all material respects; and, if the notification relates to an event described in clause (v), the Issuer, subject to the provisions of Section 2.1(d), promptly shall prepare and file with the SEC, and furnish to each seller and each underwriter, if any, a reasonable number of copies of, a prospectus supplemented or amended so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in the light of the circumstances under which they were made not misleading;

(f)                                   shall comply with all applicable rules and regulations of the SEC, and make generally available to its security holders, as soon as reasonably practicable after the effective date of the registration statement (and in any event within 90 days after the end of such 12 month period described hereafter), an earnings statement, which need not be audited, covering the period of at least 12 consecutive months beginning with the first day of the Issuer’s first calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

(g)                                  shall use commercially reasonable efforts to cause all Registrable Securities covered by such registration statement to be authorized to be listed on a national securities exchange if units of the particular class of Registrable Securities are at that time, or will be immediately following the offering, listed on such exchange;

(h)                                 shall provide and cause to be maintained a transfer agent and registrar for all such Registrable Securities covered by such registration statement not later than the effective date of such registration statement;

(i)                                     shall enter into such customary agreements (including, if applicable, an underwriting agreement) and take such other actions as the Majority Participating Holders shall reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (it being understood that the Holders of the Registrable Securities that are to be distributed by any underwriters shall be parties to any such underwriting agreement and may, at their option, require that the Issuer make to and for the benefit of such Holders the representations, warranties and covenants of the Issuer which are being made to and for the benefit of such underwriters);

(j)                                    shall use commercially reasonable efforts to obtain an opinion from the Issuer’s counsel and a “cold comfort” letter from the Issuer’s independent public accountants in customary form and covering such matters as are customarily covered by such opinions and “cold comfort” letters delivered to underwriters in underwritten public offerings, which opinion and letter shall be reasonably satisfactory to the underwriter, if any;

(k)                                 shall use commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of the registration statement;

(l)                                     shall provide a CUSIP number for all Registrable Securities, not later than the effective date of the registration statement;

(m)                             shall make reasonably available its employees and personnel for participation in “road shows” and other marketing efforts and otherwise provide reasonable assistance to the underwriters, taking into account the needs of the Issuer’s businesses and the requirements of the marketing process, in the marketing of Registrable Securities in any underwritten offering;

(n)                                 shall promptly prior to the filing of any document that is to be incorporated by reference into the registration statement or the prospectus, and prior to the filing of any Issuer Free Writing Prospectus, provide copies of such document to counsel for the selling holders of Registrable Securities and to each managing underwriter, if any, and make the Issuer’s representatives reasonably available for discussion of such document and make such changes in such document concerning the selling holders prior to the filing thereof as counsel for such selling holders or underwriters may reasonably request;

(o)                                 shall cooperate with the sellers of Registrable Securities and the managing underwriter, if any, to facilitate the timely preparation and delivery of certificates not bearing any restrictive legends representing the Registrable Securities to be sold, and cause such Registrable Securities to be issued in such denominations and registered in such names in accordance with the underwriting agreement prior to any sale of Registrable Securities to the underwriters or, if not an underwritten offering, in accordance with the instructions of the sellers of Registrable Securities at least three Business Days prior to any sale of Registrable Securities and instruct any transfer agent and registrar of Registrable Securities to release any stop transfer orders in respect thereof;

(p)                                 shall take all such other commercially reasonable actions as are necessary or advisable in order to expedite or facilitate the disposition of such Registrable Securities;

(q)                                 shall not take any direct or indirect action prohibited by Regulation M under the Exchange Act;

(r)                                    shall cooperate with each seller of Registrable Securities and each underwriter or agent participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with FINRA; and

(s)                                   shall take all reasonable action to ensure that any Issuer Free Writing Prospectus utilized in connection with any registration covered by Section 2.1 or 2.2 complies in all material respects with the Securities Act, is filed in accordance with the Securities Act to the extent required thereby, is retained in accordance with the Securities Act to the extent required thereby and, when taken together with the related prospectus, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

To the extent the Issuer is a well-known seasoned issuer as defined in Rule 405 under the Securities Act (a “WKSI”) at the time any Demand Registration Request is submitted to the Issuer, and such Demand Registration Request requests that the Issuer file an automatic shelf registration statement on Form S-3, the Issuer shall file an automatic shelf registration statement that covers those Registrable Securities that are requested to be registered.  The Issuer shall use commercially reasonable efforts to remain a WKSI and not become an ineligible issuer (as defined in Rule 405 under the Securities Act) during the period during which such automatic shelf registration statement is required to remain effective.  If the Issuer does not pay the filing fee covering the Registrable Securities at the time the automatic shelf registration statement is filed, the Issuer shall pay such fee at such time or times as the Registrable Securities are to be sold.  If the automatic shelf registration statement has been outstanding for at least three years, at the end of the third year the Issuer shall refile a new automatic shelf registration statement covering the Registrable Securities.  If at any time when the Issuer is required to re-evaluate its WKSI status, the Issuer determines that it is not a WKSI, the Issuer shall use commercially reasonable efforts to refile the shelf registration statement on Form S-3 and, if such form is not available, Form S-1 or S-11, as applicable, and keep such registration statement effective during the period during which such registration statement is required to be kept effective.

Notwithstanding anything contained herein to the contrary, the Issuer shall be entitled to exclude from the shelf registration statement such Registrable Securities as the Issuer and their securities counsel reasonably determine (in consultation with the Majority Participating Holders and their securities counsel) is reasonably necessary for the offering to qualify as a secondary (rather than a primary) offering pursuant to Rule 415 under the Securities Act in response to comments from the staff of the SEC.  To the extent any Registrable Securities are so excluded, the Issuer agrees to register such excluded securities in accordance with Section 2.1 promptly when eligible to do so under applicable federal securities laws, rules, regulations and policies, as the Issuer and their securities counsel reasonably determine (in consultation with the Majority Participating Holders and their securities counsel).

If the Issuer files any shelf registration statement for the benefit of the holders of any of its securities other than the Holders, the Issuer shall include in such registration statement such disclosures as may be required by Rule 430B under the Securities Act, referring to the unnamed selling security holders in a generic manner by identifying the initial offering of the securities to the Holders, in order to ensure that the Holders may be added to such shelf registration statement at a later time through the filing of a prospectus supplement rather than a post-effective amendment.

The Issuer may require as a condition precedent to the Issuer’s obligations under this Section 2.4 that each seller of Registrable Securities as to which any registration is being effected furnish the Issuer such information in writing regarding such seller and the distribution of such Registrable Securities as the Issuer from time to time reasonably may request; provided, that such information is necessary for the Issuer to consummate such registration and shall be used only in connection with such registration.

Each seller of Registrable Securities agrees that upon receipt of any notice from the Issuer under Section 2.4(e)(v), such seller will discontinue such seller’s disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such seller’s receipt of the copies of the supplemented or amended prospectus.  In the event the Issuer shall give any such notice, the applicable period set forth in Section 2.4(b) shall be extended by the number of days during such period from and including the date of the giving of such notice to and including the date when each seller of any Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus.

If any such registration statement or comparable statement under “blue sky” laws refers to any Holder by name or otherwise as the Holder of any securities of the Issuer, such Holder shall have the right to require (i) the insertion therein of language, in form and substance reasonably satisfactory to such Holder and the Issuer, to the effect that the holding by such Holder of such securities is not to be construed as a recommendation by such Holder of the investment quality of the Issuer’s securities covered thereby and that such holding does not imply that such Holder will assist in meeting any future financial requirements of the Issuer or (ii) in the event that such reference to such Holder by name or otherwise is not in the judgment of the Issuer, as advised by counsel, required by the Securities Act or any similar federal statute or any state “blue sky” or securities law then in force, the deletion of the reference to such Holder.

Section 2.5                                    Registration Expenses.

(a)                                 The Issuer shall pay all Registration Expenses (i) with respect to any Demand Registration whether or not it becomes effective or remains effective for the period contemplated by Section 2.4(b) and (ii) with respect to any registration effected under Section 2.2.

(b)                                 Notwithstanding the foregoing, (i) the provisions of this Section 2.5 shall be deemed amended to the extent necessary to cause these expense provisions to comply with “blue sky” laws of each state in which the offering is made, (ii) in connection with any registration hereunder, each Holder of Registrable Securities being registered shall pay all underwriting discounts and commissions and any transfer taxes, if any, attributable to the sale of such Registrable Securities, pro rata with respect to payments of discounts and commissions in accordance with the number of units or other equity securities sold in the offering by such Holder and (iii) the Issuer shall, in the case of all registrations under this Article II, be responsible for all their internal expenses.

Section 2.6                                    Underwritten Offerings.

(a)                                 If requested by the underwriters for any underwritten offering by the Holders pursuant to a registration requested under Section 2.1, the Issuer shall enter into a customary underwriting agreement with the underwriters.  Such underwriting agreement shall be satisfactory in form and substance to the Majority Participating Holders and shall contain such representations and warranties by, and such other agreements on the part of, the Issuer and such other terms as are generally prevailing in agreements of that type.  Any Holder participating in the offering shall be a party to such underwriting agreement and, at its option, may require that any or all of the representations and warranties by, and the other agreements on the part of, the Issuer to and for the benefit of such underwriters also shall be made to and for the benefit of such Holder and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such Holder; provided, however, that the Issuer shall not be required to make any representations or warranties with respect to written information specifically provided by a selling Holder for inclusion in the registration statement.  No Holder shall be required to make any representations or warranties to or agreements with the Issuer or the underwriters other than representations, warranties or agreements regarding such Holder, its ownership of and title to the Registrable Securities and its intended method of distribution; and any liability of such Holder to any underwriter or other Person under such underwriting agreement shall be limited to liability arising from breach of its representations and warranties and shall be limited to an amount equal to the proceeds (net of expenses and underwriting discounts and commissions) that it derives from such registration.

(b)                                 In the case of a registration pursuant to Section 2.2, if the Issuer shall have determined to enter into an underwriting agreement in connection therewith, any Registrable Securities to be included in such registration shall be subject to such underwriting agreement.  Any Holder participating in such registration may, at its option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Issuer to and for the benefit of such underwriters shall also be made to and for the benefit of such Holder and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such Holder.  No Holder shall be required to make any representations or warranties to or agreements with the Issuer or the underwriters other than representations, warranties or agreements regarding such Holder, its ownership of and title to the Registrable Securities and its intended method of distribution; and any liability of such Holder to any underwriter or other Person under such underwriting agreement shall be limited to liability arising from breach of its representations and warranties and shall be limited to an amount equal to the proceeds (net of expenses and underwriting discounts and commissions) that it derives from such registration.

(c)                                  In the case of any registration under Section 2.1 pursuant to an underwritten offering, or, in the case of a registration under Section 2.2, if the Issuer has determined to enter into an underwriting agreement in connection therewith, all securities to be included in such registration shall be subject to an underwriting agreement and no Person may participate in such registration unless such Person agrees to sell such Person’s securities on the basis provided therein and, subject to the provisions of this Section 2.6, completes and executes all reasonable questionnaires, and other documents, including custody agreements and powers of attorney, that must be executed in connection therewith, and provides such other information to the Issuer or the underwriter as may be necessary to register such Person’s securities.

Section 2.7                                    Holdback Agreements.

(a)                                 Each seller of Registrable Securities agrees, to the extent requested in writing by a managing underwriter, if any, of any registration effected pursuant to Section 2.1, not to sell, transfer or otherwise dispose of, including any sale pursuant to Rule 144 under the Securities Act, any Preferred Units, or any other equity security of the Issuer or any security convertible into or exchangeable or exercisable for any equity security of the Issuer other than as part of such underwritten public offering during the time period reasonably requested by the managing underwriter, not to exceed 90 days.

(b)                                 The Issuer agrees that, if they shall previously have received a request for registration pursuant to Section 2.1 or 2.2, and if such previous registration shall not have been withdrawn or abandoned, they shall not sell, transfer or otherwise dispose of any Preferred Units, or any other equity security of the Issuer or any security convertible into or exchangeable or exercisable for any equity security of the Issuer (other than as part of such underwritten public offering, a registration on Form S-4 or Form S-8 or any successor or similar form which is then in effect or upon the conversion, exchange or exercise of any then outstanding Preferred Unit Equivalents), until a period of 90 days (180 days in connection with a registration hereunder that is an IPO) shall have elapsed from the effective date of such previous registration; and the Issuer shall so provide in any registration rights agreements hereafter entered into with respect to any of its securities.

Section 2.8                                    No Required Sale.  Nothing in this Agreement shall be deemed to create an independent obligation on the part of any Holder to sell any Registrable Securities pursuant to any effective registration statement.

Section 2.9                                    Indemnification.

(a)                                 In the event of any registration of any securities of the Issuer under the Securities Act pursuant to this Article II, the Issuer will, and hereby agrees to, indemnify and hold harmless, to the fullest extent permitted by law, each Holder of Registrable Securities, its directors, officers, fiduciaries, employees, agents, affiliates, consultants, representatives, general and limited partners, stockholders, successors, assigns (and the directors, officers, employees and stockholders thereof), and each other Person, if any, who controls such Holder within the meaning of the Securities Act, from and against any and all losses, claims, damages or liabilities, joint or several, actions or proceedings (whether commenced or threatened) and expenses (including reasonable fees of counsel and any amounts paid in any settlement effected with the Issuer’s consent, which consent shall not be unreasonably withheld or delayed) to which each such indemnified party may become subject under the Securities Act or otherwise in respect thereof (collectively, “Losses”), insofar as such Losses arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such securities were registered under the Securities Act or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary, final or summary prospectus or any amendment or supplement thereto, together with the documents incorporated by reference therein, or any Issuer Free Writing Prospectus utilized in connection therewith, or the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and the Issuer will reimburse any such indemnified party for any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such Loss as such expenses are incurred; provided, however, that the Issuer shall not be liable to any such indemnified party in any such case to the extent such Loss arises out of or is based upon any untrue statement or alleged untrue statement of a material fact or omission or alleged omission of a material fact made in such registration statement or amendment thereof or supplement thereto or in any such prospectus or any preliminary, final or summary prospectus or Issuer Free Writing Prospectus in reliance upon and in conformity with written information furnished to the Issuer by or on behalf of such indemnified party specifically for use therein.  Such indemnity and reimbursement of expenses shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified party and shall survive the transfer of such securities by such Holder.

(b)                                 Each Holder of Registrable Securities that are included in the securities as to which any registration under Section 2.1 or 2.2 is being effected shall, severally and not jointly, indemnify and hold harmless (in the same manner and to the same extent as set forth in paragraph (a) of this Section 2.9) to the extent permitted by law the Issuer, their officers and directors, each Person controlling the Issuer within the meaning of the Securities Act and all other prospective sellers and their respective directors, officers, fiduciaries, employees, agents, affiliates, consultants, representatives, general and limited partners, stockholders, successors, assigns and respective controlling Persons with respect to any untrue statement or alleged untrue statement of any material fact in, or omission or alleged omission of any material fact from, such registration statement, any preliminary, final or summary prospectus contained therein, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus utilized in connection therewith, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Issuer or its representatives by or on behalf of such Holder specifically for use therein and reimburse such indemnified party for any legal or other expenses reasonably incurred in connection with investigating or defending any such Loss as such expenses are incurred; provided, however, that the aggregate amount that any such Holder shall be required to pay pursuant to this Section 2.9(b) and Sections 2.9(c), (e) and (f) shall in no case be greater than the amount of the net proceeds received by such Holder upon the sale of the Registrable Securities pursuant to the registration statement giving rise to such claim.  Such indemnity and reimbursement of expenses shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified party and shall survive the transfer of such securities by such Holder.

(c)                                  Any Person entitled to indemnification under this Agreement promptly shall notify the indemnifying party in writing of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Section 2.9, but the failure of any such Person to provide such notice shall not relieve the indemnifying party of its obligations under the preceding paragraphs of this Section 2.9, except to the extent the indemnifying party is materially prejudiced thereby and shall not relieve the indemnifying party from any liability that it may have to any such Person otherwise than under this Article II.  In case any action or proceeding is brought against an indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, unless in the reasonable opinion of outside counsel to the indemnified party a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, to assume the defense thereof jointly with any other indemnifying party similarly notified, to the extent that it chooses, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party that it so chooses, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that (i) if the indemnifying party fails to take reasonable steps necessary to defend diligently the action or proceeding within 20 days after receiving notice from such indemnified party, (ii) if such indemnified party who is a defendant in any action or proceeding that is also brought against the indemnifying party reasonably shall have concluded that there may be one or more legal defenses available to such indemnified party that are not available to the indemnifying party or (iii) if representation of both parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct, then, in any such case, the indemnified party shall have the right to assume or continue its own defense as set forth above (but with no more than one firm of counsel for all indemnified parties in each jurisdiction, except to the extent any indemnified party or parties reasonably shall have concluded that there may be legal defenses available to such party or parties that are not available to the other indemnified parties or to the extent representation of all indemnified parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct) and the indemnifying party shall be liable for any expenses therefor.  Without the written consent of the indemnified party, which consent shall not be unreasonably withheld, no indemnifying party shall effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder, whether or not the indemnified party is an actual or potential party to such action or claim, unless such settlement, compromise or judgment (A) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (B) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

(d)                                 If for any reason the foregoing indemnity is unavailable or is insufficient to hold harmless an indemnified party under Section 2.9(a), (b) or (c), then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any Loss in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and the indemnified party, on the other hand, with respect to such offering of securities.  The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission.  If, however, the allocation provided in the second preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative faults but also the relative benefits of the indemnifying party and the indemnified party as well as any other relevant equitable considerations.  The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 2.9(d) were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the preceding sentences of this Section 2.9(d).  The amount paid or payable in respect of any Loss shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such Loss.  No Person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.  Notwithstanding anything in this Section 2.9(d) to the contrary, no indemnifying party other than the Issuer shall be required pursuant to this section 2.9(d) to contribute any amount in excess of the net proceeds received by such indemnifying party from the sale of Registrable Securities in the offering to which the losses, claims, damages or liabilities of the indemnified parties relate, less the amount of any indemnification payment made by such indemnifying party pursuant to Sections 2.9(b) and (c).

(e)                                  The indemnity and contribution agreements contained herein shall be in addition to any other rights to indemnification or contribution which any indemnified party may have pursuant to law or contract and shall remain operative and in full force and effect regardless of any investigation made or omitted by or on behalf of any indemnified party and shall survive the transfer of the Registrable Securities by any such party.

(f)                                   The indemnification and contribution required by this Section 2.9 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

ARTICLE III

GENERAL

Section 3.1                                    Rule 144.  The Issuer covenants that (a) upon such time as it becomes, and so long as it remains, subject to the reporting provisions of the Exchange Act, it will timely file the reports required to be filed by it under the Securities Act or the Exchange Act or, if it is not required to file such reports, upon the request of any Holder it shall make publicly available other information so long as necessary to permit sales of such Registrable Securities in compliance with Rule 144 under the Securities Act and (b) it will take such further action as any Holder of Registrable Securities reasonably may request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the SEC.  Upon the request of any Holder of Registrable Securities, the Issuer will deliver to such Holder a written statement as to whether it has complied with such requirements.

Section 3.2                                    Nominees for Beneficial Owners.  If Registrable Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its option, be treated as the Holder of such Registrable Securities for purposes of any request or other action by any Holder or Holders of Registrable Securities pursuant to this Agreement or any determination of any number or percentage of units constituting Registrable Securities held by any Holder or Holders of Registrable Securities contemplated by this Agreement; provided, that the Issuer shall have received assurances reasonably satisfactory to it of such beneficial ownership.

Section 3.3                                    No Inconsistent Agreements.  The rights granted to the Holders of Registrable Securities hereunder do not in any way conflict with and are not inconsistent with any other agreements to which the MCRC Parties or the Partnership Parties are a party or by which they are bound.  Without the prior written consent of Holders of a majority of the then outstanding Registrable Securities, the MCRC Parties and the Partnership Parties will not enter into any agreement with respect to their securities that is inconsistent with the rights granted in this Agreement or otherwise conflicts with the provisions hereof or provides terms and conditions that are more favorable to, or less restrictive on, the other party thereto than the terms and conditions contained in this Agreement are to the Holders, other than any lock-up agreement with the underwriters in connection with any registered offering effected hereunder, pursuant to which the Partnership Parties shall agree not to register for sale, and the Partnership Parties shall agree not to sell or otherwise dispose of, Preferred Units, or any securities convertible into or exercisable or exchangeable for Preferred Units, for a specified period following the registered offering.  If the MCRC Parties and the Partnership Parties enter into any other registration rights agreement with respect to any of their securities that contains terms that are more favorable to, or less restrictive on, the other party thereto than the terms and conditions contained in this Agreement are to the Holders, the terms and conditions of this Agreement shall immediately be deemed to have been amended without further action by the Partnership Parties or any of the Holders of Registrable Securities so that the Holders shall each be entitled to the benefit of any such more favorable or less restrictive terms or conditions.

ARTICLE IV

MISCELLANEOUS

Section 4.1                                    Amendment and Waiver.

(a)                                 Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by the MCRC Parties and the Partnership Parties and a majority in interest of the Holders or, in the case of a waiver, by the party or parties against whom the waiver is to be effective, in an instrument specifically designated as an amendment or waiver hereto; provided, however, that waiver by the Holders shall require the consent of a majority in interest of the Holders.

(b)                                 No failure or delay of any party in exercising any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such right or power, or any course of conduct, preclude any other or further exercise thereof or the exercise of any other right or power.  The rights and remedies of the parties hereunder are cumulative and are not exclusive of any rights or remedies which they would otherwise have hereunder.

Section 4.2                                    Notices.  All notices and other communications hereunder shall be in writing and shall be deemed duly given (a) on the date of delivery if delivered personally, or if by facsimile or e-mail, upon written confirmation of receipt by facsimile, e-mail or otherwise, (b) on the first Business Day following the date of dispatch if delivered utilizing a next-day service by a recognized next-day courier or (c) on the earlier of confirmed receipt or the fifth Business Day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid.  All notices hereunder shall be delivered to the addresses set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice:

If to a Partnership Party:

c/o Roseland Residential Trust

Harborside 3, 210 Hudson Street

Suite 400

Jersey City, New Jersey 07311

Facsimile: (732) 205-8237

E-mail: baron@roselandres.com

Attention: Ivan Baron, Chief Legal

Officer

with a copy to: with a copy to:

Mack-Cali Realty Corporation

Harborside 3, 210 Hudson Street

Suite 400

Jersey City, New Jersey 07311

Facsimile: (732) 205-8237

Email: gwagner@mack-cali.com

Attention: Gary Wagner, Esq., General

Counsel and Secretary

Seyfarth Shaw LLP

620 Eighth Avenue

New York, NY 10018

Facsimile: (212) 218-5526

E-mail: jnapoli@seyfarth.com

bhornick@seyfarth.com

Attention: John P. Napoli

Blake Hornick

If to an MCRC Party: with a copy to:

Mack-Cali Realty Corporation

Harborside 3, 210 Hudson Street

Suite 400

Jersey City, New Jersey 07311

Facsimile: (732) 205-8237

Email: gwagner@mack-cali.com

Attention: Gary Wagner, Esq., General

Counsel and Secretary

Seyfarth Shaw LLP

620 Eighth Avenue

New York, NY 10018

Facsimile: (212) 218-3338

E-mail: bhornick@seyfarth.com

Attention: Blake Hornick

If to any Holder:	Rockpoint Fund Acquisitions, L.L.C. c/o Rockpoint Group 500 Boylston Street Boston, MA 02116 Facsimile: (617) 437-7011 E-mail: info@rockpointgroup.com Attention:

with a copy to:

Gibson, Dunn & Crutcher LLP

2029 Century Park East, Suite 4000

Los Angeles, CA 90071-3197

Facsimile: 213.229.6638

E-mail: jsharf@gibsondunn.com

gpollner@gibsondunn.com

Attention: Jesse Sharf

Glenn R. Pollner

or such other address as the MCRC Parties, Partnership Parties or the Holders shall have specified to another party in writing in accordance with this Section 4.2.

Section 4.3                                    Interpretation.  When a reference is made in this Agreement to a Section, Article, Exhibit or Schedule such reference shall be to a Section, Article, Exhibit or Schedule of this Agreement unless otherwise indicated.  The headings contained in this Agreement or in any Exhibit or Schedule are for convenience of reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.  All words used in this Agreement will be construed to be of such gender or number as the circumstances require.  Any capitalized terms used in any Exhibit or Schedule but not otherwise defined therein shall have the meaning as defined in this Agreement.  All Exhibits and Schedules annexed hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth herein.  The word “including” and words of similar import when used in this Agreement will mean “including, without limitation,” unless otherwise specified.  The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to the Agreement as a whole and not to any particular provision in this Agreement.  The term “or” is not exclusive.  The word “will” shall be construed to have the same meaning and effect as the word “shall.”  References to days mean calendar days unless otherwise specified.

Section 4.4                                    Entire Agreement.  This Agreement, the Investment Agreement and the Ancillary Agreements constitute the entire agreement, and supersede all prior written agreements, arrangements, communications and understandings and all prior and contemporaneous oral agreements, arrangements, communications and understandings between the parties with respect to the subject matter hereof and thereof.

Section 4.5                                    No Third-Party Beneficiaries.  Except as provided in Section 2.9, nothing in this Agreement, express or implied, is intended to or shall confer upon any Person other than the parties and their respective successors and permitted assigns any legal or equitable right, benefit or remedy of any nature under or by reason of this Agreement.

Section 4.6                                    Governing Law.  This Agreement and all disputes or controversies arising out of or relating to this Agreement or the transactions contemplated hereby shall be governed by, and construed in accordance with, the internal laws of the State of New York, without regard to the laws of any other jurisdiction that might be applied because of the conflicts of laws principles of the State of New York (other than Section 5-1401 of the New York General Obligations Law).

Section 4.7                                    Submission to Jurisdiction.  Each of the parties irrevocably agrees that any legal action or proceeding arising out of or relating to this Agreement brought by any other party or its successors or assigns shall be brought and determined in any New York State or federal court sitting in the Borough of Manhattan in The City of New York (or, if such court lacks subject matter jurisdiction, in any appropriate New York State or federal court), and each of the parties hereby irrevocably submits to the exclusive jurisdiction of the aforesaid courts for itself and with respect to its property, generally and unconditionally, with regard to any such action or proceeding arising out of or relating to this Agreement and the transactions contemplated hereby.  Each of the parties agrees not to commence any action, suit or proceeding relating thereto except in the courts described above in New York, other than actions in any court of competent jurisdiction to enforce any judgment, decree or award rendered by any such court in New York as described herein.  Each of the parties further agrees that notice as provided herein shall constitute sufficient service of process and the parties further waive any argument that such service is insufficient.  Each of the parties hereby irrevocably and unconditionally waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby, (a) any claim that it is not personally subject to the jurisdiction of the courts in New York as described herein for any reason, (b) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (c) that (i) the suit, action or proceeding in any such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper or (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.

Section 4.8                                    Assignment; Successors.  This Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.  If any Person shall acquire Registrable Securities from any Holder in any manner, whether by operation of law or otherwise, such Person shall promptly notify the Partnership Parties and such Registrable Securities acquired from such Holder shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities such Person shall be entitled to receive the benefits of and be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement.  Any such successor or assign shall agree in writing to acquire and hold the Registrable Securities acquired from such Holder subject to all of the terms hereof.  If any Holder shall acquire additional Registrable Securities, such Registrable Securities shall be subject to all of the terms, and entitled to all of the benefits, of this Agreement.

Section 4.9                                    Enforcement.  The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached.  Accordingly, each of the parties shall be entitled to specific performance of the terms hereof, including an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any New York State or federal court sitting in the Borough of Manhattan in The

City of New York (or, if such court lacks subject matter jurisdiction, in any appropriate New York State or federal court), this being in addition to any other remedy to which such party is entitled at law or in equity.  Each of the parties hereby further waives (a) any defense in any action for specific performance that a remedy at law would be adequate and (b) any requirement under any law to post security as a prerequisite to obtaining equitable relief.

Section 4.10                             Severability.  Whenever possible, each provision or portion of any provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or portion of any provision in such jurisdiction, and this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein.

Section 4.11                             Alternative IPO Entities.  In the event that any MCRC Party or the General Partner elects to effect an underwritten registered offering of equity securities of any of its directly or indirectly owned subsidiaries or any other entity through which it directly or indirectly maintains an interest in the Partnership (excluding any registered offerings of equity securities directly by the Partnership) or if such offering involves the formation of a public UPREIT or an UPREIT beneath a public entity (in either case, collectively, the “Alternative IPO Entities”), rather than the equity securities of the Partnership (provided the applicable MCRC Party or the General Partner has received written consent of the Holders to effect such registered offering in accordance with the terms of the Second Amended and Restated LP Agreement if and to the extent required), the MCRC Parties and the General Partner shall cause the Alternative IPO Entity to enter into an agreement with the Holders that provides the Holders with registration rights with respect to the equity securities of the Alternative IPO Entity that are substantially the same as, and in any event no less favorable in the aggregate to, the registration rights provided to the Holders under this Agreement (including making appropriate provision, if necessary, for any Common Units to be convertible or exchangeable by Holders for substantially similar equity securities of the Alternative IPO Entity).

Section 4.12                             Termination. The obligations of the Partnership Parties and of any Holder, other than those obligations contained in Section 2.5, Section 2.9 and this Article 4, shall terminate with respect to the Partnership Parties and such Holder as soon as such Holder no longer holds any Registrable Securities.

Section 4.13                             Waiver of Jury Trial.  EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 4.14                             Counterparts.  This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same instrument and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.

Section 4.15                             Facsimile or .pdf Signature.  This Agreement may be executed by facsimile or .pdf signature and a facsimile or .pdf signature shall constitute an original for all purposes

Section 4.16                             Time of Essence.  Time is of the essence with regard to all dates and time periods set forth or referred to in this Agreement.

Section 4.17                             No Presumption Against Drafting Party.  Each of the parties hereto acknowledges that it has been represented by counsel in connection with this Agreement and the transactions contemplated by this Agreement.  Accordingly, any rule of law or any legal decision that would require interpretation of any claimed ambiguities in this Agreement against the drafting party has no application and is expressly waived.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

ROSELAND RESIDENTIAL, L.P., a Delaware limited partnership

By:	ROSELAND RESIDENTIAL TRUST, a
Maryland real estate investment trust, its general partner

	By:	/s/ Gary T. Wagner
Name: Gary T. Wagner
Title: General Counsel and Secretary

MACK-CALI REALTY CORPORATION, a Maryland corporation, its general partner

By:	/s/ Gary T. Wagner
Name: Gary T. Wagner
Title: General Counsel and Secretary

MACK-CALI PROPERTY TRUST, a Maryland business trust

By:	/s/ Gary T. Wagner
Name: Gary T. Wagner
Title: General Counsel and Secretary

ROSELAND RESIDENTIAL TRUST, a Maryland real estate investment trust

By:	/s/ Gary T. Wagner
Name: Gary T. Wagner
Title: General Counsel and Secretary

ROSELAND RESIDENTIAL HOLDING L.L.C., a Delaware limited liability company

By:	ROSELAND RESIDENTIAL TRUST, a
Maryland real estate investment trust, its general partner

By:	/s/ Gary T. Wagner
Name: Gary T. Wagner
Title: General Counsel and Secretary

Holders:

RPIIA-RLA, L.L.C., a Delaware limited liability company

By:	/s/ Ron J. Hoyl
Name: Ron J. Hoyl
Title: Vice President

RPIIA-RLB, L.L.C., a Delaware limited liability company

By:	/s/ Ron J. Hoyl
Name: Ron J. Hoyl
Title: Vice President